GE CAPITAL MORTGAGE SERVICES, INC.                                Exhibit #99.24
Home Equity Loan Pass-Through Certificates,
Series 1996-HE2
EXHIBIT J
DISTRIBUTION DATE STATEMENT

FEBRUARY, 1997

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

The amounts below are for a Single
Certificate of $1,000:

     (1)  Amount of distribution
          allocable to principal:

          Class A1     36157TZD6                  46.13911366
                       -------------          ---------------
          Class A2     36157TZE4                   0.00000000
                       -------------          ---------------
          Class A3     36157TZF1                   0.00000000
                       -------------          ---------------
          Class A4     36157TZG9                   0.00000000
                       -------------          ---------------
          Class A5     36157TZH7                   0.00000000
                       -------------          ---------------
          Class A6     36157TZJ3                   0.00000000
                       -------------          ---------------
          Class R1     36157TZK0                   0.00000000
                       -------------          ---------------
          Class R2     36157TZL8                   0.00000000
                       -------------          ---------------

     (2)  Amount of distribution
          allocable to interest Pay-out
          Rate:

          Class A1     36157TZD6                   4.86450086              6.90%
                       -------------          ---------------   ---------------
          Class A2     36157TZE4                   5.91666667              7.10%
                       -------------          ---------------   ---------------
          Class A3     36157TZF1                   6.08333333              7.30%
                       -------------          ---------------   ---------------
          Class A4     36157TZG9                   6.37500000              7.65%
                       -------------          ---------------   ---------------
          Class A5     36157TZH7                   6.61666667              7.94%

                       -------------          ---------------   ---------------
          Class A6     36157TZJ3                   6.66666667              8.00%
                       -------------          ---------------   ---------------
          Class S      36196HE2S                   0.92738188              1.11%
                       -------------          ---------------   ---------------

     (3) Servicing Compensation:                    65,310.43
                                              ---------------

The amounts below are for the aggregate
of all Certificates:

     (4) Pool Principal Balance;               145,713,559.65
                                              ---------------
          number of Mortgage
          Loans:                                        1,872
                                              ---------------

     (5)  Principal Prepayments included
          for Defaulted Mortgage Loans,
          Defective Mortgage Loans, or
          Liquidating Loans

                                                         0.00
                                              ---------------

     (6)  Class Certificate Principal
          Balance of each Class;
          Certificate Principal Balance
          of Single Certificate of each
          class:

                                                   Single
                                                Certificate
    Class       Cusip#     Class Balance          Balance
-------------------------------------------------------------
  Class A1    36157TZD6    36,313,691.04         799.86103612
              -----------------------------------------------
  Class A2    36157TZE4    11,325,000.00        1000.00000000
              -----------------------------------------------
  Class A3    36157TZF1    33,775,000.00        1000.00000000
              -----------------------------------------------
  Class A4    36157TZG9    29,775,000.00        1000.00000000
              -----------------------------------------------
  Class A5    36157TZH7    14,025,000.00        1000.00000000
              -----------------------------------------------
  Class A6    36157TZJ3    18,405,152.00        1000.00000000
              -----------------------------------------------
  Class R1    36157TZK0             0.00           0.00000000
              -----------------------------------------------
  Class R2    36157TZL8             0.00           0.00000000
              -----------------------------------------------


     (7)  Book value of real estate
          acquired on behalf of
          Certificateholders; number
          of related Mortgage Loans:

                                                         0.00
                                              ---------------
                                                         0.00
                                              ---------------

     (8)  Aggregate Scheduled Principal
          Balance and number of
          delinquent Mortgage Loans:

          One Payment Delinquent                 1,835,620.70
                                              ---------------
                                                           29
                                              ---------------
          Two Payments Delinquent                  336,976.96
                                              ---------------
                                                            7
                                              ---------------

          Three or more Payments Delinquent        301,912.96
                                              ---------------
                                                            4
                                              ---------------
          TOTAL                                  2,474,510.62
                                              ---------------
                                                           40
                                              ---------------
          In foreclosure                           211,775.58
                                              ---------------
                                                            1
                                              ---------------

     (9)  Aggregate Scheduled Principal
          Balance and number of replaced
          Mortgage Loans:
                                                         0.00
                                              ---------------

     (10) Unpaid Net Simple Interest
          Shortfall:

          Class A1     36157TZD6                         0.00
                       -------------          ---------------
          Class A2     36157TZE4                         0.00
                       -------------          ---------------
          Class A3     36157TZF1                         0.00
                       -------------          ---------------

          Class A4     36157TZG9                         0.00
                       -------------          ---------------
          Class A5     36157TZH7                         0.00
                       -------------          ---------------
          Class A6     36157TZJ3                         0.00
                       -------------          ---------------

     (11) Class Certificate Interest
          Rate:

          Class A4     36157TZG9                   189,815.63              7.65%
                       -------------          ---------------   ---------------
          Class A5     36157TZH7                    92,798.75              7.94%
                       -------------          ---------------   ---------------
          Class A6     36157TZJ3                   122,701.01              8.00%
                       -------------          ---------------   ---------------
          Class S      36196HE2S                   135,132.11              1.11%
                       -------------          ---------------   ---------------

     (12) Maximum Amount:                       12,980,108.00
                                              ---------------

     (13) Amount Available:                     12,710,711.86
                                              ---------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.



                        GE CAPITAL MORTGAGE SERVICES, INC.


                        By: /s/Chrsitine M. Trotto
                        ---------------------------------------
                        Name:  Christine M. Trotto
                        Title: Assistant Vice President